UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2020

NEONODE INC.

(Exact name of issuer of securities held pursuant to the plan)

Commission File Number 1-35526

Delaware	94-1517641
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Storgatan 23C, 114 55 Stockholm, Sweden

(Address of Principal Executive Office, including Zip Code)

+46 (0) 8 667 17 17

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NEON	The Nasdaq Stock Market LLC

Item 8.01. Other Events.

On August 31, 2020, management of Neonode Inc. (the “Company”) received notification that the Company and its Board of Directors had been served with a purported class action lawsuit (C.A. No. 2020-0701-AGB) in the Delaware Court of Chancery for breach of fiduciary duty in connection with disclosure of information concerning Proposals 5 and 6 at the 2020 Annual Meeting of Stockholders to be held on September 29, 2020. These proposals for shareholder approval relate to a private placement of common stock and preferred stock by the Company on August 5, 2020 in which two directors and the chief executive officer of the Company participated.

The Company believes the lawsuit is without merit.

Management remains focused on the operation, development and growth of the Company.

Safe Harbor Statement

This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These include, but are not limited to, statements relating to expectations, future performance or future events, including the impact of the lawsuit referenced above. These statements are based on current assumptions, expectations and information available to the Company’s management and involve a number of known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any expressed or implied by these forward-looking statements. These risks, uncertainties, and factors are discussed under “Risk Factors” and elsewhere in the Company’s public filings with the SEC from time to time, including the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K. You are advised to carefully consider these various risks, uncertainties and other factors. Although the Company management believes that the forward-looking statements contained in this current report on Form 8-K are reasonable, it can give no assurance that its expectations will be fulfilled. Forward-looking statements are made as of today’s date, and the Company undertakes no duty to update or revise them.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEONODE INC.

Date: September 4, 2020	By:	/s/ Maria Ek
Name: Maria Ek
Title: Chief Financial Officer

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